UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2022, Schmitt Industries, Inc. (“we”, “us,” “our” or the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we did not file our Annual Report on Form 10-K for the fiscal year ended May 31, 2022 (the “Form 10-K”) by September 13, 2022, as required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5250(c)(1). Under Nasdaq rules, we now have 60 calendar days, or until November 13, 2022, to submit to Nasdaq a plan to regain compliance with the Nasdaq rules. If Nasdaq accepts the plan, we will have until February 27, 2023 to regain compliance. We are working towards finalizing the Form 10-K and intend to file the Form 10-K in October to regain compliance.

Our common stock will continue to be listed and traded on the Nasdaq Capital Market during the 60-day grace period, subject to our compliance with the other continued listing requirements of the Nasdaq Capital Market.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company has determined that it made certain errors due to the ineffective application of cut-off procedures resulting primarily in the exclusion of certain general and administrative expenses from the statement of operations in the Company’s financial statements during the fiscal year ended May 31, 2022. The Company will therefore restate its previously filed quarterly financial statements for periods from August 31, 2021 forward, as described further below. The Company currently estimates that the errors were material on a cumulative basis resulting in a net $330,203 under-recognition of expenses over the first three quarters of the fiscal year. Specifically, the Company estimates a Q1 under-recognition of expenses by $559,818, a Q2 over-recognition of expenses by $353,048, and a Q3 under-recognition of expenses by $123,433.

Specifically, on September 19, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s financial statements as of and for the quarterly periods ended from August 31, 2021 through February 28, 2022 (collectively, the “Non-Reliance Periods”) included in the associated Form 10-Qs for the periods ended August 31, 2021, November 30, 2021 and February 28, 2022, including the comparative periods, filed with the Securities Exchange Commission (the “SEC”), (1) should no longer be relied upon due to errors in the treatment of certain general and administrative expenses that were excluded from the statement of operations and (2) will require restatement. As a result, the Company will file amendments to its Form 10-Qs for the periods ended August 31, 2021, November 30, 2021 and February 28, 2022 to restate the previously issued financial statements including the comparative periods. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The Company is currently determining the exact amounts and full effect of the errors in the financial statements covering the Non-Reliance Periods.  The Company’s preliminary estimate is that, as of May 31, 2022, the cumulative effect of these errors is a misstatement of $330,203 in under-recognized expenses during the first three quarters of its fiscal year; however such amount is subject to revision as the Company finalizes its analysis. The Company is working to complete the restatement of its financial statements for the Non-Reliance Periods. The Company intends to restate the financial statements for the Non-Reliance Periods as soon as practicable, and will include therein the correction of any other, immaterial errors. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its financial statements for the Non-Reliance Periods and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.

Management is assessing the effect of these restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm, UHY LLP.

Item 7.01.	Regulation FD Disclosure.

A press release, dated September 20, 2022, disclosing the Company’s receipt of the Nasdaq notification letter, the restatement of its financial statements for the Non-Reliance Periods and the termination of its nonbinding term sheet with Proton Green, is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Schmitt Industries, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: the timing of filing our Form 10-K and restatements of our Form 10-Qs for the Non-Reliance Periods. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K include, but are not limited to, our ability to complete the accounting review associated with the Form 10-K to comply with Nasdaq rules and our ability to complete the accounting review associated with the restatements of our Form 10-Qs for the Non-Reliance Periods. In addition, please refer to the risk factors contained in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2021, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Schmitt Industries, Inc., issued on September 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

September 20, 2022	By:	/s/ Philip Bosco
Name: Philip Bosco
Title: Chief Financial Officer and Treasurer